                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3229

                               SCUDDER FUNDS TRUST
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Short-Term Bond Fund

Semiannual Report to Shareholders

June 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and C shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Short-Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/05
Scudder Short-Term Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	.80%	2.04%	2.47%	4.03%	4.17%
Class B	.55%	1.40%	1.74%	3.25%	3.37%
Class C	.45%	1.30%	1.72%	3.25%	3.38%
Lehman 1-3 Year Government/Credit Index+	.96%	2.23%	2.91%	5.00%	5.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 6/30/05	$ 10.08	$ 10.10	$ 10.09
12/31/04	$ 10.20	$ 10.21	$ 10.21
Distribution Information: Six Months: Income Dividends as of 6/30/05	$ .20	$ .17	$ .16
June Income Dividend	$ .0333	$ .0273	$ .0274
SEC 30-day Yield as of 6/30/05*	4.04%	3.46%	3.46%
Current Annualized Distribution Rate as of 6/30/05*	3.96%	3.24%	3.26%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended June 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.14% and 3.43% for Class B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.92% and 3.23% for Class B and C shares, respectively, had certain expenses not been reduced. Yields are historical and will fluctuate.

Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 6/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	118	of	211	56
3-Year	87	of	144	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Short-Term Bond Fund — Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/05
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,923	$10,464	$11,847	$14,635
	Average annual total return	-.77%	1.52%	3.45%	3.88%
Class B	Growth of $10,000	$9,847	$10,340	$11,635	$13,925
	Average annual total return	-1.53%	1.12%	3.08%	3.37%
Class C	Growth of $10,000	$10,130	$10,525	$11,732	$13,941
	Average annual total return	1.30%	1.72%	3.25%	3.38%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,223	$10,899	$12,762	$16,908
	Average annual total return	2.23%	2.91%	5.00%	5.39%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 1-year, 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance on Class S shares of the Scudder Short-Term Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/05
Scudder Short-Term Bond Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	.93%	2.39%	2.77%	4.30%	4.45%
Class AARP	.91%	2.16%	2.73%	4.27%	4.44%
Lehman 1-3 Year Government/Credit Index+	.96%	2.23%	2.91%	5.00%	5.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/05	$ 10.08	$ 10.09
12/31/04	$ 10.20	$ 10.20
Distribution Information: Six Months: Income Dividends as of 6/30/05	$ .21	$ .21
June Income Dividend	$ .0350	$ .0355
SEC 30-day Yield as of 6/30/05*	4.36%	4.43%
Current Annualized Distribution Rate as of 6/30/05*	4.17%	4.22%

* Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on June 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended June 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields are historical and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 6/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	75	of	211	36
3-Year	54	of	144	38
5-Year	61	of	107	56
10-Year	48	of	58	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Short-Term Bond Fund — Class S [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended June 30
Comparative Results as of 6/30/05
Scudder Short-Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,239	$10,854	$12,344	$15,455
	Average annual total return	2.39%	2.77%	4.30%	4.45%
Class AARP	Growth of $10,000	$10,216	$10,840	$12,328	$15,440
	Average annual total return	2.16%	2.73%	4.27%	4.44%
Lehman 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,223	$10,899	$12,762	$16,908
	Average annual total return	2.23%	2.91%	5.00%	5.39%

The growth of $10,000 is cumulative.

+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and AARP shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,008.00	$ 1,005.50	$ 1,004.50	$ 1,009.10	$ 1,009.30
Expenses Paid per $1,000*	$ 4.83	$ 8.30	$ 8.30	$ 3.74	$ 3.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.98	$ 1,016.51	$ 1,016.51	$ 1,021.08	$ 1,021.37
Expenses Paid per $1,000*	$ 4.86	$ 8.35	$ 8.35	$ 3.76	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Short-Term Bond Fund	.97%	1.67%	1.67%	.75%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Sean McCaffrey and William Chepolis discuss market conditions and the fund's investment strategy during its most recent semiannual period ended June 30, 2005.

Q:  How would you describe the investment environment for bonds during the past six months?

A:  The semiannual period was characterized by solid economic growth accompanied by contained increases in inflation, as open markets and excess capacity continued to put downward pressure on prices. While the price of oil reached $60 a barrel, the market, for the most part, chose to view this as a check on economic growth rather than a potential source of inflation. This environment permitted the Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Over the period, the Fed raised the federal funds rate — the overnight interbank lending rate — on four occasions by 0.25% to its current level of 3.25%. Despite the rise in short-term interest rates, longer-term rates actually declined over the period, as the financial markets displayed confidence that the Fed was pursuing a policy which would continue to curtail long-term potential inflationary pressures.

US Treasury Bond Yield Curve (as of 12/31/04 and 6/30/05)

Past performance is no guarantee of future results.

Source: Bloomberg

The yield curve's continued flattening had the strongest influence on relative returns. The two-year Treasury bond yield rose 57 basis points over the first six months of 2005, while the 10-year yield fell 31 basis points, for a total flattening of 88 basis points. (100 basis points equals 1.00 percent.) Since a bond's price moves in the opposite direction of its yield, this meant that longer-term bonds provided the best performance over the period.

Q:  How did the fund perform in this environment?

A:  Despite a difficult environment for short-term fixed-income securities, over the semiannual period ended June 30, 2005 the fund's Class A shares managed a positive return of 0.80%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Lehman 1-3 Year Government/Credit Index, returned 0.96%.1 For the six-month period, the fund slightly underperformed the 0.88% return of its peers in the Lipper Short Investment Grade Debt Funds category.2

1 The Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment-grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It is not possible to invest directly in an index or category.

Q:  Will you describe the fund's investment process?

A:  We follow a very consistent investment process. We avoid making interest rate calls, meaning that we seek to maintain an overall duration, or interest rate sensitivity, similar to that of the benchmark. We also avoid concentrated positions along the yield curve, maintaining balanced exposure to a range of maturities in the portfolio. Further, we stress broad diversification among issuers, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a price decline from a single holding. Within this framework, the portfolio team actively manages the fund with a focus on adding value through individual security selection and sector rotation. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

Q:  In terms of your current strategy, how is the fund positioned?

A:  Throughout the period, we maintained the fund's overweight position — i.e., a higher percentage than the benchmark — within "spread sectors" that pay a higher yield than US Treasury notes. Historically, we have liked asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS)3 securities. At the same time, however, we implemented an increase in the overall credit quality of the portfolio. This is largely because it appears that corporate profit growth overall has slowed and as a result we believe that improvements in creditworthiness have peaked for this cycle. In addition, sector-specific factors led us to take a more cautious approach, including the downgrading of Ford and GM within autos, and the increased issuance and assumption of debt within the energy sector in conjunction with acquisition activity.

3 "Spread sectors" refer to non-government securities such as corporate securities and mortgage securities. The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining, or "tightening," and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are "wide," it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

We significantly trimmed the fund's exposure to asset-backed securities (ABS) by eliminating many lower-quality issues. This change was really a relative value assessment on our part, as the comparative yield advantage provided by these issues had narrowed to where we felt it was significantly less attractive. In place of the ABS issues, the fund's exposure to agency issues, which had been nominal, was increased substantially over the period. Legislative proposals that would constrain the growth of the FNMA ("Fannie Mae") and FHLMC ("Freddie Mac") investment portfolios appear to have solidified and we believe that debt issuance will slow substantially in the near future. Moreover, both appeared to offer attractive relative value after a period of regulatory uncertainty.

The fund's duration stood at 1.77 years as of June 30, in line with the benchmark's duration of 1.77 years. Our goal is to keep the fund's duration as close to the duration of the benchmark as possible, so that fund performance is driven by our individual security selection rather than our views on the direction of interest rates.

Q:  What helped and hurt performance during the period?

A:  The fund's overweight in CMBS and our issuer selection within this market helped performance over the period. A number of CMBS issues in the portfolio were beneficiaries of so-called yield maintenance agreements, which helped offset the impact of borrower refinancings in a low rate environment. The fund's agency holdings helped performance as well. Our decision to reduce ABS exposure detracted from performance, as this sector outperformed Treasuries and agencies for the period. Finally, peer funds that outperformed the Short-Term Bond Fund during the period tended to have a somewhat shorter duration and were thus slightly less impacted by rising short-term rates. As noted, we intend to keep the fund's duration in line with that of the benchmark.

Q:  How do you assess the investment environment at present?

A:  We believe the Fed is near the end of its cycle of "measured" interest rate increases. In addition, the replacement of Fed Chairman Greenspan is looming as something that the market will need to digest. It is likely that some volatility will accompany the resolution of both issues. Although it is unclear what will serve to indicate that the current Fed tightening policy has run its course, we are keeping a close watch on international factors, including global flows into the US markets and the state of dealings with China on trade and currency valuation issues.

Inflation appears well-contained, although we do expect a manageable increase during this part of the economic cycle. We also expect that a large and diversified corporate issuance calendar will provide the fund with attractive buying opportunities going forward. In the coming months, we will continue to seek a competitive yield and attractive total return for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Security Lending Collateral)	6/30/05	12/31/04

Corporate Bonds	26%	27%
Commercial and Non-Agency Mortgage Backed Securities	20%	21%
US Government Sponsored Agencies	16%	—
Collateralized Mortgage Obligations	13%	11%
Asset Backed	11%	22%
Cash Equivalents, net	6%	1%
US Government Backed	5%	13%
Foreign Bonds — US$ Denominated	2%	3%
Government National Mortgage Association	1%	2%
	100%	100%
Quality	6/30/05	12/31/04

US Government & Treasury Obligations	35%	25%
AAA*	30%	35%
AA	8%	10%
A	12%	15%
BBB	9%	15%
Not Rated	6%	—
	100%	100%
Effective Maturity	6/30/05	12/31/04

Under 1 year	11%	10%
1 < 5 years	88%	88%
5 < 8 years	1%	2%
	100%	100%

* Category includes cash equivalents, net.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 26.0%
Consumer Discretionary 1.8%
Clear Channel Communications, Inc., 6.0%, 11/1/2006	4,000,000	4,062,132
Comcast Cable Communications, Inc., 8.375%, 5/1/2007	1,500,000	1,609,135
Cox Communications, Inc., 7.75%, 8/15/2006	2,500,000	2,581,505
DaimlerChrysler NA Holding Corp., 4.125%, 3/7/2007	2,000,000	1,991,308
Fortune Brands, Inc., 2.875%, 12/1/2006	2,000,000	1,960,810
Target Corp., 3.375%, 3/1/2008 (d)	1,500,000	1,476,542
Time Warner, Inc., 6.15%, 5/1/2007	2,000,000	2,069,440
		15,750,872
Consumer Staples 3.2%
Altria Group, Inc., 7.2%, 2/1/2007	4,500,000	4,688,550
Bottling Group LLC, 2.45%, 10/16/2006	1,500,000	1,472,216
Coca-Cola Enterprises, Inc., 2.5%, 9/15/2006	2,500,000	2,449,062
General Mills, Inc.:
2.625%, 10/24/2006	1,000,000	979,774
5.125%, 2/15/2007	1,500,000	1,523,388
Kraft Foods, Inc.:
4.625%, 11/1/2006	6,500,000	6,542,432
5.25%, 6/1/2007	1,000,000	1,019,453
Nabisco, Inc., 7.05%, 7/15/2007	1,000,000	1,047,645
PepsiCo, Inc., 3.2%, 5/15/2007	1,500,000	1,480,518
Tyson Foods, Inc., 7.25%, 10/1/2006	2,850,000	2,954,139
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	2,500,000	2,522,287
5.45%, 8/1/2006	1,500,000	1,522,631
		28,202,095
Energy 1.4%
Alabama Power Co.:
2.8%, 12/1/2006	2,823,000	2,775,850
Series CC, 3.5%, 11/15/2007	761,000	750,556
Devon Energy Corp., 2.75%, 8/1/2006	4,000,000	3,930,556
Sempra Energy, 4.621%, 5/17/2007	4,500,000	4,521,249
		11,978,211
Financials 16.2%
American Express Co., 5.5%, 9/12/2006	1,500,000	1,523,237
American General Finance Corp.:
3.0%, 11/15/2006	1,500,000	1,476,308
Series H, 4.5%, 11/15/2007	2,500,000	2,505,287
Series F, 5.875%, 7/14/2006	3,000,000	3,051,882
Bank of America Corp.:
4.75%, 10/15/2006 (d)	5,000,000	5,051,775
5.25%, 2/1/2007	1,500,000	1,530,829
Bank One Corp.:
6.875%, 8/1/2006	1,000,000	1,028,845
7.6%, 5/1/2007	4,000,000	4,236,680
Bear Stearns Companies, Inc.:
4.0%, 1/31/2008	1,500,000	1,493,378
5.7%, 1/15/2007	1,500,000	1,534,311
Berkshire Hathaway Finance Corp., 3.4%, 7/2/2007	1,500,000	1,480,673
Boeing Capital Corp., 5.75%, 2/15/2007 (d)	2,500,000	2,567,085
Caterpillar Financial Services Corp.:
2.59%, 7/15/2006	3,000,000	2,957,721
Series F, 3.8%, 2/8/2008	2,500,000	2,476,992
CIT Group, Inc.:
5.5%, 11/30/2007	1,000,000	1,028,037
7.375%, 4/2/2007	1,000,000	1,053,549
Citigroup, Inc.:
3.5%, 2/1/2008	6,000,000	5,915,418
5.5%, 8/9/2006	2,000,000	2,032,372
Donaldson, Lufkin & Jenrette, Inc.:
5.75%, 4/15/2007	1,500,000	1,542,708
5.875%, 8/1/2006	2,500,000	2,552,120
EOP Operating LP, 7.75%, 11/15/2007	1,000,000	1,073,760
Fifth Third Bancorp, 2.7%, 1/30/2007	1,000,000	977,700
FleetBoston Financial Corp., 4.875%, 12/1/2006	1,000,000	1,011,633
Ford Motor Credit Co.:
6.5%, 1/25/2007	6,500,000	6,546,657
6.875%, 2/1/2006	6,500,000	6,564,967
General Electric Capital Corp.:
2.8%, 1/15/2007	1,000,000	982,453
3.5%, 8/15/2007	1,000,000	988,266
Series A, 4.125%, 3/4/2008	3,500,000	3,503,913
Series A, 5.0%, 2/15/2007 (d)	1,500,000	1,523,064
Series A, 5.375%, 3/15/2007 (d)	3,500,000	3,575,852
Series A, 6.5%, 12/10/2007	3,000,000	3,161,664
General Motors Acceptance Corp.:
4.5%, 7/15/2006 (d)	3,500,000	3,452,127
6.125%, 9/15/2006	2,000,000	2,001,432
6.125%, 2/1/2007	1,000,000	993,144
6.15%, 4/5/2007	1,000,000	994,798
HSBC Finance Corp.:
4.125%, 3/11/2008	1,500,000	1,496,558
4.625%, 1/15/2008	2,500,000	2,525,125
5.75%, 1/30/2007	1,500,000	1,538,542
7.875%, 3/1/2007 (d)	1,500,000	1,588,320
John Deere Capital Corp.:
Series D, 3.875%, 3/7/2007	5,000,000	4,982,065
5.125%, 10/19/2006	1,000,000	1,014,327
JPMorgan Chase & Co.:
5.25%, 5/30/2007	1,500,000	1,531,350
5.35%, 3/1/2007	2,500,000	2,549,972
5.625%, 8/15/2006	2,500,000	2,543,775
Lehman Brothers Holdings, Inc.:
7.0%, 2/1/2008	3,500,000	3,736,957
8.25%, 6/15/2007	1,000,000	1,077,093
Marshall & Ilsley Corp.:
2.625%, 2/9/2007	1,000,000	979,613
5.75%, 9/1/2006	2,570,000	2,619,424
Merrill Lynch & Co., Inc.:
3.0%, 4/30/2007	1,000,000	986,469
Series B, 4.0%, 11/15/2007 (d)	3,000,000	2,994,831
Morgan Stanley:
5.8%, 4/1/2007	3,500,000	3,597,583
6.875%, 3/1/2007	1,000,000	1,044,000
PNC Funding Corp., 5.75%, 8/1/2006	1,500,000	1,522,470
SLM Corp., Series A, 5.625%, 4/10/2007	1,000,000	1,025,250
SunTrust Banks, Inc., 7.375%, 7/1/2006	1,000,000	1,026,753
Textron Financial Corp., Series E, 4.125%, 3/3/2008	1,500,000	1,498,173
The Goldman Sachs Group, Inc., 4.125%, 1/15/2008	1,500,000	1,499,141
Toyota Motor Credit Corp., 2.7%, 1/30/2007	2,000,000	1,960,270
US Bancorp:
Series N, 3.95%, 8/23/2007	1,000,000	998,432
6.75%, 10/15/2005	15,000	15,114
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	2,500,000	2,547,800
Wachovia Corp., 4.95%, 11/1/2006	1,000,000	1,010,703
Washington Mutual, Inc., 5.625%, 1/15/2007	3,500,000	3,577,182
Wells Fargo & Co.:
3.5%, 4/4/2008	2,500,000	2,458,922
5.125%, 2/15/2007	1,500,000	1,524,800
		141,861,651
Health Care 0.3%
Abbott Laboratories, 5.625%, 7/1/2006	1,500,000	1,525,089
Pfizer, Inc., 2.5%, 3/15/2007	1,000,000	977,003
		2,502,092
Industrials 0.6%
First Data Corp., 4.7%, 11/1/2006	1,000,000	1,010,452
General Dynamics Corp., 3.0%, 5/15/2008	1,500,000	1,454,595
Raytheon Co., 6.75%, 8/15/2007	1,753,000	1,839,034
United Technologies Corp., 7.0%, 9/15/2006	1,000,000	1,035,076
		5,339,157
Information Technology 0.2%
Hewlett-Packard Co., 5.75%, 12/15/2006	500,000	511,635
IBM Corp., 4.875%, 10/1/2006	1,500,000	1,515,982
		2,027,617
Materials 0.6%
Dow Chemical Co., 5.0%, 11/15/2007	2,000,000	2,031,312
Praxair, Inc., 6.9%, 11/1/2006	1,000,000	1,036,013
Weyerhaeuser Co.:
6.0%, 8/1/2006	2,000,000	2,035,622
6.125%, 3/15/2007	441,000	453,408
		5,556,355
Telecommunication Services 0.9%
BellSouth Corp., 5.0%, 10/15/2006	2,500,000	2,534,202
Cingular Wireless LLC, 5.625%, 12/15/2006	1,000,000	1,016,627
Sprint Capital Corp., 6.0%, 1/15/2007	3,000,000	3,074,238
Verizon Global Funding Corp., 6.125%, 6/15/2007	1,500,000	1,555,383
		8,180,450
Utilities 0.8%
Ameren Corp., 4.263%, 5/15/2007	2,571,000	2,573,160
Northern States Power Co., 2.875%, 8/1/2006	2,000,000	1,976,330
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,968,934
		6,518,424
Total Corporate Bonds (Cost $230,240,007)		227,916,924

Foreign Bonds — US$ Denominated 1.9%
Energy 0.5%
Conoco Funding Co., 5.45%, 10/15/2006	4,000,000	4,072,148
Financials 0.9%
BP Capital Markets PLC, 2.75%, 12/29/2006	2,500,000	2,460,027
Diageo Finance BV, 3.0%, 12/15/2006	1,500,000	1,472,525
GlaxoSmithKline Capital PLC, 2.375%, 4/16/2007	500,000	486,481
Rio Tinto Financial USA Ltd., 5.75%, 7/3/2006	2,000,000	2,037,754
Svensk Exportkredit AB, 2.875%, 1/26/2007	1,500,000	1,476,058
		7,932,845
Industrials 0.3%
Tyco International Group SA, 5.8%, 8/1/2006	2,500,000	2,544,775
Sovereign Bonds 0.2%
Province of Ontario, 2.65%, 12/15/2006 (d)	2,000,000	1,967,480
Total Foreign Bonds — US$ Denominated (Cost $16,807,080)		16,517,248

Asset Backed 11.6%
Automobile Receivables 2.6%
Americredit Automobile Receivables Trust, "A3", Series 2005-BM, 4.05%, 2/6/2010	5,858,000	5,853,665
Daimler Chrysler Auto Trust, "A3", Series 2005-B, 4.04%, 9/8/2009	4,645,000	4,649,832
Ford Credit Auto Owner Trust:
"C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	3,988,415
"C", Series 2002-C, 4.81%, 3/15/2007	1,095,000	1,097,778
Hyundai Auto Receivables Trust:
"B", Series 2002-A, 144A, 3.54%, 2/16/2009	4,020,000	4,009,833
"D", Series 2004-A, 4.1%, 8/15/2011	1,650,000	1,637,588
WFS Financial Owner Trust, "A4A", Series 2002-1, 4.87%, 9/20/2009	1,178,121	1,183,747
		22,420,858
Credit Card Receivables 5.3%
Capital One Multi-Asset Execution Trust, "C2", Series 2003-C2, 4.32%, 4/15/2009	1,850,000	1,853,830
Circuit City Credit Card Master Trust, "CTFS", Series 2003-2, 144A, 7.22%*, 4/15/2011	2,750,000	2,809,084
Citibank Omni-S Master Trust, "A", Series 2002-4, 3.35%*, 8/18/2009	7,970,000	7,971,014
Discover Card Master Trust I, "A", Series 2001-3, 3.37%*, 9/15/2008	1,980,000	1,982,139
Fleet Credit Card Master Trust II, "A", Series 2001-A, 3.37%*, 8/15/2008	2,500,000	2,502,554
Household Credit Card Master Note Trust I, "A", Series 2002-1, 3.35%*, 7/15/2008	2,820,000	2,820,449
Pass-Through Amortizing Credit Card Trust, "A1FX", Series 2002-1A, 144A, 4.096%, 6/18/2012	217,855	217,923
Providian Gateway Master Trust:
"A", Series 2000-B, 144A, 3.5%*, 3/16/2009	16,470,000	16,479,673
"D", Series 2004-DA, 144A, 4.4%, 9/15/2011	7,960,000	7,915,225
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,514,700
		46,066,591
Home Equity Loans 0.5%
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,492,420	1,462,571
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	2,539,367	2,534,873
Residential Asset Securities Corp., "AI4", Series 2002-KS6, 4.38%, 7/25/2030	780,927	780,364
		4,777,808
Manufactured Housing Receivables 0.5%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	283,102	290,148
"A5", Series 1994-1, 7.65%, 4/15/2019	322,358	338,467
"B2", Series 1996-5, 8.45%, 7/15/2027**	6,546,356	655
Oakwood Mortgage Investors, Inc., "A3", Series 1999-B, 6.45%, 11/15/2017	1,584,220	1,462,808
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	2,376,738	2,538,184
		4,630,262
Miscellaneous 2.7%
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	1,179,776	1,199,424
"A5", Series 1999-A, 6.24%, 8/15/2015	6,450,000	6,616,961
"A7", Series 1997-A, 6.4%, 8/15/2013	5,233,239	5,245,619
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	5,072,000	5,010,081
PP&L Transition Bond Co. LLC, "A7", Series 1999-1, 7.05%, 6/25/2009	1,010,000	1,049,860
SLM Student Loan Trust, "A1", Series 2005-2, 3.141%*, 4/26/2010	4,238,427	4,237,303
		23,359,248
Total Asset Backed (Cost $109,801,998)		101,254,767
US Government Backed 5.1%
US Treasury Note:
3.625%, 4/30/2007 (d)	1,800,000	1,799,015
3.75%, 5/15/2008 (d)	42,550,000	42,643,100
		44,442,115
Total US Government Backed (Cost $44,471,164)		44,442,115

US Government Sponsored Agencies 15.8%
Federal Home Loan Bank:
3.625%, 6/20/2007	46,000,000	45,813,516
4.125%, 4/18/2008	10,000,000	10,065,930
Federal Home Loan Mortgage Corp., 3.875%, 6/15/2008	11,000,000	11,002,079
Federal National Mortgage Association, 3.875%, 7/15/2008	72,000,000	71,944,632
Total US Government Sponsored Agencies (Cost $138,870,720)		138,826,157

US Government Agency Sponsored Pass-Throughs 0.1%
Federal National Mortgage Association, 8.0%, 7/1/2015 (Cost $743,675)	737,682	788,984

Commercial and Non-Agency Mortgage-Backed Securities 20.7%
Amresco Commercial Mortgage Funding:
"A3", Series 1997-C1, 7.19%, 6/17/2029	1,224,973	1,240,163
"B", Series 1997-C1, 7.24%, 6/17/2029	2,700,000	2,787,898
Bank of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%*, 10/20/2032	604,928	594,580
"B1", Series 2002-H, 4.708%*, 8/25/2032	1,637,404	1,634,515
"B2", Series 2002-H, 4.708%*, 8/25/2032	1,139,194	1,137,184
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.939%*, 7/11/2042 (f)	84,945,000	3,500,872
"X2", Series 2002-TOP8, 144A, Interest Only, 2.324%*, 8/15/2038 (f)	163,125,883	13,159,724
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 2.266%*, 5/15/2035 (f)	59,763,420	3,896,133
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	7,030,543	7,345,796
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	9,000,000	9,453,828
CS First Boston Mortgage Securities Corp.:
"M1", Series 2001-10R, 144A, 6.745%*, 12/27/2028	40,261	40,260
"A1C", Series 1997-C1, 7.24%, 6/20/2029	11,216,750	11,647,366
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	9,563,990	10,025,778
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	6,934,135	7,242,680
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	13,365,030	13,973,976
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	9,532,802	10,040,715
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,931,054	2,016,441
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.802%*, 8/10/2042 (f)	160,751,000	6,018,212
JPMorgan Chase Commercial Mortgage Securities, "A1", Series 2004-CB9, 3.475%*, 6/12/2041	8,599,545	8,480,508
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	3,993,935	4,159,794
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.841%*, 7/15/2037 (f)	269,210,000	4,500,087
"XCP", Series 2004-C6, 144A, Interest Only, 0.929%*, 8/15/2036 (f)	98,268,845	2,921,218
"XCP", Series 2004-C7, 144A, Interest Only, 1.006%*, 10/15/2036 (f)	302,575,000	9,919,619
Merrill Lynch Mortgage Investors, Inc.:
"A2", Series 1998-C2, 6.39%, 2/15/2030	9,821,074	10,254,244
"A3", Series 1996-C2, 6.96%, 11/21/2028	3,092,007	3,168,685
"A3", Series 1997-C1, 7.12%, 6/18/2029	2,574,273	2,647,296
Morgan Stanley Capital I:
"A1", Series 2004-T15, 4.13%, 6/13/2041	9,320,747	9,327,029
"A2", Series 1998-WF1, 6.55%, 3/15/2030	3,695,340	3,871,305
Nationslink Funding Corp., "A1", Series 1998-2, 6.001%, 8/20/2030	6,678	6,664
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.601%*, 7/28/2024	288,912	290,442
PNC Mortgage Acceptance Corp., "A1", Series 2000-C1, 7.52%, 7/15/2008	1,724,093	1,802,932
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%*, 4/28/2024	69,391	69,391
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	8,890,530	9,335,440
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.473%*, 3/15/2042 (f)	330,085,808	5,242,522
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $187,362,144)		181,753,297

Collateralized Mortgage Obligations 13.7%
Fannie Mae Grantor Trust:
"A2", Series 2004-T4, 3.93%*, 2/25/2020	4,350,000	4,332,589
"A1", Series 2001-T8, 7.5%, 7/25/2041	1,499,947	1,584,751
Fannie Mae Whole Loan:
"1A2", Series 2003-W4, 3.063%, 4/25/2038	780,878	777,887
"3A", Series 2004-W8, 7.5%, 6/25/2044	10,774,391	11,504,472
Federal Home Loan Mortgage Corp.:
"QC", Series 2663, 4.0%, 7/15/2021	11,560,000	11,532,672
"HA", Series 2886, 4.25%, 3/15/2017	4,188,000	4,193,087
"BC", Series 2903, 4.5%, 1/15/2018	15,600,000	15,685,616
"DE", Series 2892, 4.5%, 12/15/2017	18,540,000	18,642,878
"AK", Series 2903, 5.0%, 6/15/2021	14,580,000	14,813,382
"AP", Series 2929, 5.0%, 1/15/2019	11,423,077	11,540,514
"BT", Series 2448, 6.0%, 5/15/2017	14,992	15,592
Federal National Mortgage Association:
"BC", Series 2005-14, 4.5%, 10/25/2017	13,000,000	13,064,249
"OA", Series 2005-14, 5.0%, 11/25/2019	8,080,000	8,162,895
"PD", Series G94-10, 6.5%, 9/17/2009	3,866,760	3,953,523
		119,804,107
Total Collateralized Mortgage Obligations (Cost $121,063,766)		119,804,107

Government National Mortgage Association 1.1%
Government National Mortgage Association:
7.0% with various maturities from 6/15/2012 until 6/15/2017	4,930,095	5,186,170
8.0% with various maturities from 1/15/2010 until 8/15/2012	1,522,171	1,622,151
8.5%, 11/15/2009	1,068,640	1,085,057
9.5% with various maturities from 12/15/2016 until 7/15/2020	2,804	3,108
11.5%, 4/15/2019	1,673,324	1,867,990
Total Government National Mortgage Association (Cost $9,845,925)		9,764,476
	Shares	Value ($)

Securities Lending Collateral 5.2%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $45,410,965)	45,410,965	45,410,965

Cash Equivalents 5.7%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $50,259,307)	50,259,307	50,259,307
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $954,876,751) (a)	106.9	936,738,347
Other Assets and Liabilities, Net	(6.9)	(60,239,327)
Net Assets	100.0	876,499,020

* These securities are shown at their current rate as of June 30, 2005.

** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost ($)	Value ($)
Green Tree Financial Corp., "B2", Series 1996-5	8.45	7/15/2027	6,546,356	7,182,385	655

(a) The cost for federal income tax purposes was $958,797,369. At June 30, 2005, net unrealized depreciation for all securities based on tax cost was $22,059,022. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $23,007,533 and aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $948,511.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion on these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $44,460,385, which is 5.1% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) Interest only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk on the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $859,206,479) — including $44,460,385 of securities loaned	$ 841,068,075
Investment in Scudder Daily Assets Fund Institutional (cost $45,410,965)*	45,410,965
Investment in Scudder Cash Management QP Trust (cost $50,259,307)	50,259,307
Total investments in securities, at value (cost $954,876,751)	936,738,347
Cash	3,803,592
Interest receivable	6,531,835
Receivable for Fund shares sold	345,326
Other assets	70,081
Total assets	947,489,181
Liabilities
Payable upon return of securities loaned	45,410,965
Payable for investment purchased	23,962,833
Payable for Fund shares redeemed	576,816
Accrued management fee	322,807
Other accrued expenses and payables	716,740
Total liabilities	70,990,161
Net assets, at value	$ 876,499,020
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	$ (7,611,033)
Net unrealized appreciation (depreciation) on investments	(18,138,404)
Accumulated net realized gain income (loss)	(103,039,642)
Paid-in capital	1,005,288,099
Net assets, at value	$ 876,499,020

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($96,343,502 ÷ 9,554,459 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.08
Maximum offering price per share (100 ÷ 97.25 of $10.08)	$ 10.37

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,015,316 ÷ 1,586,251 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.10

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,653,644 ÷ 1,748,795 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.09
Class AARP Net Asset Value, offering and redemption price(a) per share ($274,966,747 ÷ 27,265,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.08
Class S Net Asset Value, offering and redemption price(a) per share ($471,519,811 ÷ 46,740,428 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.09

(a) Redemption price per share for shares held less than 15 days is equal to net assets value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 13,850,428
Interest — Scudder Cash Management QP Trust	597,069
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	115,220
Total Income	14,562,717
Expenses: Management fee	2,022,857
Custodian and accounting fees	84,777
Services to shareholders	976,554
Distribution service fees	305,205
Auditing	47,696
Legal	7,143
Reports to shareholders	59,221
Registration fees	21,704
Trustees' fees and expenses	16,918
Other	26,069
Total expenses, before expense reductions	3,568,144
Expense reductions	(49,575)
Total expenses, after expense reductions	3,518,569
Net investment income	11,044,148
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,104,703)
Net unrealized appreciation (depreciation) during the period on investments	(1,957,296)
Net gain (loss) on investment transactions	(3,061,999)
Net increase (decrease) in net assets resulting from operations	$ 7,982,149

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 11,044,148	$ 29,517,569
Net realized gain (loss) on investment transactions	(1,104,703)	(4,610,749)
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,957,296)	(11,859,807)
Net increase (decrease) in net assets resulting from operations	7,982,149	13,047,013
Distributions to shareholders from: Net investment income: Class A	(1,982,257)	(5,165,487)
Class B	(289,667)	(845,991)
Class C	(298,612)	(795,540)
Class AARP	(5,917,114)	(13,771,456)
Class S	(10,167,531)	(23,245,423)
Tax return of capital: Class A	—	(179,445)
Class B	—	(29,389)
Class C	—	(27,637)
Class AARP	—	(478,411)
Class S	—	(807,529)
Fund share transactions: Proceeds from shares sold	41,640,763	151,870,504
Reinvestment of distributions	14,555,723	35,456,814
Cost of shares redeemed	(114,165,940)	(297,911,279)
Redemption fees	7,772	—
Net increase (decrease) in net assets from Fund share transactions	(57,961,682)	(110,583,961)
Increase (decrease) in net assets	(68,634,714)	(142,883,256)
Net assets at beginning of period	945,133,734	1,088,016,990
Net assets at end of period (including accumulated distributions in excess of net investment income of $7,611,033 at June 30, 2005)	$ 876,499,020	$ 945,133,734

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.11	.29	.31	.39	.26
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.17)	(.05)	.08	(.01)
Total from investment operations	.08	.12	.26	.47	.25
Less distributions from: Net investment income	(.20)	(.44)	(.40)	(.45)	(.27)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.20)	(.45)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.08	$ 10.20	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[d]	.80**	1.13	2.36	4.67	2.33**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	106	132	130	120
Ratio of expenses before expense reductions (%)	.97*	.96	1.01	1.03	1.03*
Ratio of expenses after expense reductions (%)	.97*	.95	1.01	1.03	1.03*
Ratio of net investment income (%)	2.27*	2.70	2.92	3.63	4.62*
Portfolio turnover rate (%)	190*	109	221	346	87

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.53	$ 10.67	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.08	.19	.22	.30	.21
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.15)	(.05)	.09	(.01)
Total from investment operations	.06	.04	.17	.39	.20
Less distributions from: Net investment income	(.17)	(.35)	(.31)	(.37)	(.22)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.17)	(.36)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.10	$ 10.21	$ 10.53	$ 10.67	$ 10.65
Total Return (%)[d]	.55e**	.42[e]	1.54	3.82	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	21	31	37	30
Ratio of expenses before expense reductions (%)	2.00*	1.88	1.82	1.83	1.83*
Ratio of expenses after expense reductions (%)	1.67*	1.62	1.82	1.83	1.83*
Ratio of net investment income (%)	1.57*	2.03	2.11	2.83	3.82*
Portfolio turnover rate (%)	190*	109	221	346	87

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 10.54	$ 10.68	$ 10.65	$ 10.67
Income (loss) from investment operations: Net investment income[c]	.08	.18	.23	.31	.21
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.14)	(.06)	.09	(.01)
Total from investment operations	.04	.04	.17	.40	.20
Less distributions from: Net investment income	(.16)	(.36)	(.31)	(.37)	(.22)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.16)	(.37)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 10.09	$ 10.21	$ 10.54	$ 10.68	$ 10.65
Total Return (%)[d]	.45e**	.34[e]	1.66[e]	3.85	1.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20	27	20	9
Ratio of expenses before expense reductions (%)	1.75*	1.70	1.80	1.80	1.80*
Ratio of expenses after expense reductions (%)	1.67*	1.65	1.78	1.80	1.80*
Ratio of net investment income (%)	1.57*	2.00	2.15	2.86	3.85*
Portfolio turnover rate (%)	190*	109	221	346	87

[a] For the six months ended June 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.54	$ 10.68	$ 10.65	$ 10.56	$ 10.38
Income (loss) from investment operations: Net investment income[d]	.12	.28	.34	.42	.55	.26
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.15)	(.05)	.09	.13	.18
Total from investment operations	.09	.13	.29	.51	.68	.44
Less distributions from: Net investment income	(.21)	(.46)	(.43)	(.48)	(.59)	(.26)
Tax return of capital	—	(.01)	—	—	—	—
Total distributions	(.21)	(.47)	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.08	$ 10.20	$ 10.54	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	.91f**	1.26	2.73	4.85	6.67	4.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	275	297	337	349	353	346
Ratio of expenses before expense reductions (%)	.76*	.74	.76	.75	.75	.73e*
Ratio of expenses after expense reductions (%)	.75*	.73	.76	.75	.75	.73e*
Ratio of net investment income (%)	2.49*	2.92	3.17	3.91	5.18	6.32*
Portfolio turnover rate (%)	190*	109	221	346	87	167

[a] For the six months ended June 30, 2005 (Unaudited).

[b] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from August 14, 2000 (commencement of operations of Class AARP shares) to December 31, 2000.

[d] Based on average shares outstanding during the period.

[e] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.20	$ 10.53	$ 10.68	$ 10.65	$ 10.56	$ 10.44
Income (loss) from investment operations:
Net investment income[c]	.13	.28	.34	.42	.55	.64
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.14)	(.06)	.09	.13	.11
Total from investment operations	.10	.14	.28	.51	.68	.75
Less distributions from: Net investment income	(.21)	(.46)	(.43)	(.48)	(.59)	(.63)
Tax return of capital	—	(.01)	—	—	—	—
Total distributions	(.21)	(.47)	—	—	—	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 10.09	$ 10.20	$ 10.53	$ 10.68	$ 10.65	$ 10.56
Total Return (%)	.93**	1.37	2.73	4.95	6.56	7.49[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	472	501	562	610	632	646
Ratio of expenses before expense reductions (%)	.70*	.70	.76	.75	.75	.90[d]
Ratio of expenses after expense reductions (%)	.69*	.69	.76	.75	.75	.84[d]
Ratio of net investment income (%)	2.55*	2.96	3.17	3.91	5.18	6.10
Portfolio turnover rate (%)	190*	109	221	346	87	167

[a] For the six months ended June 30, 2005 (Unaudited).

[b] As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.37% to 5.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .88% and .82%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Short-Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares of the Fund are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $89,500,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2005 ($20,300,000), December 31, 2006 ($6,800,000), December 31, 2007 ($32,100,000), December 31, 2008 ($15,800,000) and December 31, 2012 ($14,500,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through December 31, 2004, the Fund incurred approximately $4,020,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $581,032,273 and $574,974,116, respectively. Purchase and sales of US Treasury obligations aggregated $268,801,577 and $356,486,662, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.75%, 0.67%, 0.67%, 0.75% and 0.75% for Class A, B, C, AARP and S, respectively, of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended June 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2005
Class A	$ 87,312	$ —	$ 45,796
Class B	38,886	29,279	6,781
Class C	14,344	6,650	5,021
Class AARP	311,605	6,828	160,015
Class S	336,529	—	173,235
	$ 788,676	$ 42,757	$ 390,848

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $64,913, of which $13,596 is unpaid at June 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended June 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2005
Class B	$ 67,049	$ 10,331
Class C	68,593	11,116
	$ 135,642	$ 21,447

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2005	Annualized Effective Rate
Class A	$ 124,563	$ 24,580.25%
Class B	22,248	5,193.25%
Class C	22,752	4,895.25%
	$ 169,563	$ 34,668

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2005 aggregated $5,151. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended June 30, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2005, the CDSC for Class B and C shares aggregated $53,255 and $0, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2005, SDI received $2,042.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $18,045, of which $5,760 is unpaid at June 30, 2005.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor retainer fees, plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Fund $4,286, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the Fund's custodian fees were reduced by $2,532 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	863,405	$ 8,733,795	3,448,382	$ 35,991,099
Class B	117,953	1,195,344	816,958	8,516,178
Class C	122,767	1,242,085	1,196,307	12,455,885
Class AARP	448,182	4,532,190	1,715,054	17,912,938
Class S	2,559,623	25,937,349	7,392,773	76,994,404
		$ 41,640,763		$ 151,870,504
Shares issued to shareholders in reinvestment of distributions
Class A	158,800	$ 1,603,519	426,682	$ 4,421,744
Class B	23,434	236,890	66,391	688,568
Class C	22,233	224,719	55,636	576,852
Class AARP	432,704	4,369,097	1,014,798	10,517,618
Class S	804,350	8,121,498	1,857,855	19,252,032
		$ 14,555,723		$ 35,456,814
Shares redeemed
Class A	(1,905,409)	$ (19,273,864)	(5,944,518)	$ (61,670,524)
Class B	(614,647)	(6,231,742)	(1,777,845)	(18,538,537)
Class C	(330,297)	(3,347,294)	(1,861,074)	(19,387,735)
Class AARP	(2,722,241)	(27,558,739)	(5,589,822)	(58,218,262)
Class S	(5,705,826)	(57,754,301)	(13,469,143)	(140,096,221)
		$ (114,165,940)		$ (297,911,279)
Redemption fees		$ 7,772		$ —
Net increase (decrease)
Class A	(883,204)	$ (8,936,550)	(2,069,454)	$ (21,257,681)
Class B	(473,260)	(4,799,508)	(894,496)	(9,333,791)
Class C	(185,297)	(1,880,473)	(609,131)	(6,354,998)
Class AARP	(1,841,355)	(18,657,431)	(2,859,970)	(29,787,706)
Class S	(2,341,853)	(23,687,720)	(4,218,515)	(43,849,785)
		$ (57,961,682)		$ (110,583,961)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	810902-270	810902-288	810902-296
Fund Number	422	622	722

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASHTX	SCSTX
Fund Number	122	022
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Term Bond Fund, a series of
                                    Scudder Funds Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Short Term Bond Fund, a series of
                                    Scudder Funds Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 30, 2005